Income Taxes	12 Months Ended
Dec. 31, 2017
Income Taxes.
Income Taxes

NOTE 9.  Income Taxes

Income Before Income Taxes

(Millions)	2017	2016	2015
United States	$4,149	$4,366	$4,399
International	3,399	2,687	2,424
Total	$7,548	$7,053	$6,823

Provision for Income Taxes

(Millions)	2017	2016	2015
Currently payable
Federal	$1,022	$1,192	$1,338
State	59	75	101
International	722	733	566
Tax Cuts and Jobs Act (TCJA) non-current transition tax provision	623	—	—
Deferred
Federal	162	(3)	(55)
State	15	9	6
International	76	(11)	26
Total	$2,679	$1,995	$1,982

Components of Deferred Tax Assets and Liabilities

(Millions)	2017	2016
Deferred tax assets:
Accruals not currently deductible
Employee benefit costs	$178	$195
Product and other claims	204	326
Miscellaneous accruals	98	92
Pension costs	760	1,217
Stock-based compensation	210	302
Net operating/capital loss carryforwards	89	93
Foreign tax credits	32	22
Currency translation	59	—
Inventory	51	53
Gross deferred tax assets	1,681	2,300
Valuation allowance	(81)	(47)
Total deferred tax assets	$1,600	$2,253

Deferred tax liabilities:
Product and other insurance receivables	$(6)	$(27)
Accelerated depreciation	(447)	(730)
Intangible amortization	(784)	(903)
Currency translation	—	(276)
Other	(87)	(40)
Total deferred tax liabilities	$(1,324)	$(1,976)

Net deferred tax assets	$276	$277

The net deferred tax assets are included as components of Other Assets and Other Liabilities within the Consolidated Balance Sheet. See Note 6 “Supplemental Balance Sheet Information” for further details.

As of December 31, 2017, the Company had tax effected operating losses, capital losses, and tax credit carryovers for federal (approximately $7 million), state (approximately $12 million), and international (approximately $70 million), with all amounts net before valuation allowances. The federal tax attribute carryovers will expire after 15 to 20 years, the state after 5 to 10 years, and the international after one to three years or have an indefinite carryover period. The tax attributes being carried over arise as certain jurisdictions may have tax losses or may have inabilities to utilize certain losses without the same type of taxable income. As of December 31, 2017, the Company has provided $81 million of valuation allowance against certain of these deferred tax assets based on management’s determination that it is more-likely-than-not that the tax benefits related to these assets will not be realized.

Reconciliation of Effective Income Tax Rate

	2017	2016	2015
Statutory U.S. tax rate	35.0%	35.0%	35.0%
State income taxes - net of federal benefit	0.8	0.9	1.1
International income taxes - net	(6.3)	(2.7)	(3.9)
U.S. TCJA - net impacts	10.1	—	—
U.S. research and development credit	(0.7)	(0.5)	(0.5)
Reserves for tax contingencies	2.2	0.2	(1.0)
Domestic Manufacturer’s deduction	(1.8)	(1.8)	(1.8)
Employee share-based payments	(3.2)	(2.8)	(0.1)
All other - net	(0.6)	—	0.3
Effective worldwide tax rate	35.5%	28.3%	29.1%

The effective tax rate for 2017 was 35.5 percent, compared to 28.3 percent in 2016, an increase of 7.2 percentage points, impacted by several factors. Primary factors that increased the Company’s effective tax rate included the impacts due to the Tax Cuts and Jobs Act (TCJA) being enacted in 2017 (see further information below) and remeasurements and establishment of 3M’s uncertain tax positions. Combined, these factors increased the Company’s effective tax rate by 12.1 percentage points. The increase was partially offset by a 4.9 percentage point decrease, which related to international taxes that were impacted by increasing benefits from the Company’s supply chain centers of expertise, changes to the geographic mix of income before taxes and prior year cash optimization actions, higher year-on-year excess tax benefit for employee share-based payment, increased benefits from the R&D tax credit, a reduction of state taxes, and other items.

The effective tax rate for 2016 was 28.3 percent, compared to 29.1 percent in 2015, a decrease of 0.8 percentage points, impacted by several factors. Primary factors that decreased the Company’s effective tax rate included the recognition of excess tax benefits beginning in 2016 related to employee share-based payments (resulting from the adoption of ASU No. 2016-09, as discussed in Note 1) and a reduction in state taxes. Combined, these factors decreased the Company’s effective tax rate by 3.2 percentage points. The decrease was partially offset by a 2.4 percentage point increase, which related to remeasurements of 3M’s uncertain tax positions and international taxes that were impacted by changes to both the geographic mix of income before taxes and additional tax expense related to global cash optimization actions.

The TCJA was enacted in December 2017. Among other things, the TCJA reduces the U.S. federal corporate tax rate from 35 percent to 21 percent beginning in 2018, requires companies to pay a one-time transition tax on previously unremitted earnings of non-U.S. subsidiaries that were previously tax deferred and creates new taxes on certain foreign sourced earnings. The SEC staff issued Staff Accounting Bulletin (SAB) 118, which provides guidance on accounting for enactment effects of the TCJA. SAB 118 provides a measurement period of up to one year from the TCJA’s enactment date for companies to complete their accounting under ASC 740. In accordance with SAB 118, to the extent that a company’s accounting for certain income tax effects of the TCJA is incomplete but it is able to determine a reasonable estimate, it must record a provisional estimate in its financial statements. If a company cannot determine a provisional estimate to be included in its financial statements, it should continue to apply ASC 740 on the basis of the provisions of the tax laws that were in effect immediately before the enactment of the TCJA.

In connection with 3M’s initial analysis of the impact of the enactment of the TCJA, the Company recorded a net tax expense of $762 million in the fourth quarter of 2017. For various reasons that are discussed more fully below, including the issuance of additional technical and interpretive guidance, 3M has not completed its accounting for the income tax effects of certain elements of the TCJA. However, with respect to the following, 3M was able to make reasonable estimates of the TCJA’s effects and, as such, recorded provisional amounts:

Transition tax: The transition tax is a tax on previously untaxed accumulated and current earnings and profits (E&P) of certain of the Company’s non-U.S. subsidiaries. To determine the amount of the transition tax, 3M must determine, in addition to other factors, the amount of post-1986 E&P of the relevant subsidiaries, as well as the amount of non-U.S. income taxes paid on such earnings. Further, the transition tax is based in part on the amount of those earnings held in cash and other specified assets. 3M was able to make a reasonable estimate of the transition tax and recorded a provisional obligation and additional income tax expense of $745 million in the fourth quarter of 2017. However, the Company is continuing to gather additional information and will consider additional technical guidance to more precisely compute and account for the amount of the transition tax. This amount may change when 3M finalizes the calculation of post-1986 foreign E&P previously deferred from U.S. federal taxation and finalizes the amounts held in cash or other specified assets. The TCJA’s transition tax is payable over eight years beginning in 2018. As of December 31, 2017, 3M reflected $122 million and $623 million in current accrued income taxes and long term income taxes payable, respectively.

Remeasurement of deferred tax assets/liabilities and other impacts: 3M remeasured certain deferred tax assets and liabilities based on the rates at which they are expected to reverse in the future, which is generally 21 percent under the TCJA. 3M is still analyzing certain aspects of the TCJA, considering additional technical guidance, and refining its calculations, which could potentially affect the measurement of these balances or potentially give rise to new deferred tax amounts. This includes the potential impacts of the global low-taxed income (“GILTI”) provision within the TCJA on deferred tax assets/liabilities. 3M also is considering other impacts of the 2017 enactment of the TCJA including, but not limited to effects on the Company’s indefinite reinvestment assertion. As discussed further below in this Note 9, 3M previously has not provided deferred taxes on unremitted earnings attributable to international companies that have been considered to be reinvested indefinitely. The full effects of underlying tax rates of the TCJA causes some reassessment of previous indefinite reinvestment assertions with respect to certain jurisdictions. While 3M was able to make a reasonable estimate of these impacts, it may be affected by other analyses related to the TCJA, including, but not limited to, the calculation of the transition tax on deferred foreign income. The provisional amount recorded in the fourth quarter of 2017 related to deferred tax assets/liabilities and other impacts was a net additional income tax expense of $17 million.

3M has not completed its full analysis with respect to the GILTI provision within the TCJA and is not yet able to make reasonable estimates of its related effects. Therefore, no provisional adjustments relative to GILTI were recorded. Currently, 3M has not yet elected a policy as to whether it will recognize deferred taxes for basis differences expected to reverse as GILTI or whether 3M will account for GILTI as period costs if and when incurred. 3M is not aware of other elements of the TCJA for which the Company was not yet able to make reasonable estimates of the enactment impact and for which it would continue accounting for them in accordance with ASC 740 on the basis of the tax laws in effect before the TCJA.

The Company files income tax returns in the U.S. federal jurisdiction, and various states and foreign jurisdictions. With few exceptions, the Company is no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations by tax authorities for years before 2005.

The IRS has completed its field examination of the Company’s U.S. federal income tax returns for the years 2005 through 2014. The Company protested certain IRS positions within these tax years and entered into the administrative appeals process with the IRS. In December 2012, the Company received a statutory notice of deficiency for the 2006 year. The Company filed a petition in Tax Court in the first quarter of 2013 relating to the 2006 tax year.

Currently, the Company is under examination by the IRS for its U.S. federal income tax returns for the years 2015, 2016, and 2017. It is anticipated that the IRS will complete its examination of the Company for 2015 by the end of the third quarter of 2018, for 2016 by the end of the first quarter of 2018, and for 2017 by the end of the first quarter of 2019. As of December 31, 2017, the IRS has not proposed any significant adjustments to the Company’s tax positions for which the Company is not adequately reserved.

Payments relating to other proposed assessments arising from the 2005 through 2017 examinations may not be made until a final agreement is reached between the Company and the IRS on such assessments or upon a final resolution resulting from the administrative appeals process or judicial action. In addition to the U.S. federal examination, there is also audit activity in several U.S. state and foreign jurisdictions.

3M anticipates changes to the Company’s uncertain tax positions due to the closing and resolution of audit issues for various audit years mentioned above and closure of statutes. Currently, the Company is estimating a decrease in unrecognized tax benefits during the next 12 months as a result of anticipated resolutions of audit issues.

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits (UTB) is as follows:

Federal, State and Foreign Tax

(Millions)	2017	2016	2015
Gross UTB Balance at January 1	$319	$381	$583

Additions based on tax positions related to the current year	119	67	77
Additions for tax positions of prior years	149	43	140
Reductions for tax positions of prior years	(38)	(66)	(399)
Settlements	(3)	(95)	(4)
Reductions due to lapse of applicable statute of limitations	(16)	(11)	(16)

Gross UTB Balance at December 31	$530	$319	$381

Net UTB impacting the effective tax rate at December 31	$526	$333	$369

The total amount of UTB, if recognized, would affect the effective tax rate by $526 million as of December 31, 2017,  $333 million as of December 31, 2016, and $369 million as of December 31, 2015. The ending net UTB results from adjusting the gross balance for items such as Federal, State, and non-U.S. deferred items, interest and penalties, and deductible taxes. The net UTB is included as components of Other Assets, Accrued Income Taxes, and Other Liabilities within the Consolidated Balance Sheet.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits in tax expense. The Company recognized in the consolidated statement of income on a gross basis approximately $20 million of expense, $10 million of expense, and $2 million of expense in 2017,  2016, and 2015, respectively. The amount of interest and penalties recognized may be an expense or benefit due to new or remeasured unrecognized tax benefit accruals. At December 31, 2017, and December 31, 2016, accrued interest and penalties in the consolidated balance sheet on a gross basis were $68 million and $52 million, respectively. Included in these interest and penalty amounts are interest and penalties related to tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest and penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of cash to the taxing authority to an earlier period.

As a result of certain employment commitments and capital investments made by 3M, income from certain manufacturing activities in the following countries is subject to reduced tax rates or, in some cases, is exempt from tax for years through the following: Thailand (2018), China (2019), Korea (2019), Switzerland (2023), Singapore (2025), and Brazil (2073). The income tax benefits attributable to the tax status of these subsidiaries are estimated to be $228 million (37 cents per diluted share) in 2017,  $142 million (23 cents per diluted share) in 2016, and $114 million (18 cents per diluted share) in 2015.

The Company has not provided deferred taxes on unremitted earnings attributable to international companies that have been considered to be reinvested indefinitely. As noted above, the effects of the TCJA caused some reassessment of previous indefinite reinvestment assertions with respect to certain jurisdictions. While 3M was able to make a reasonable estimate of these impacts, it may be affected by other analyses related to the TCJA. The unremitted earnings relate to ongoing operations and were approximately $15 billion as of December 31, 2017. Because of the multiple avenues in which to repatriate the earnings to minimize tax cost, and because a large portion of these earnings are not liquid, it is not practical to determine the income tax liability that would be payable if such earnings were not reinvested indefinitely.